Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steve Lipman, Chief Executive Officer and John T. Conroy, Chief Financial Officer of Y-Tel International, Inc., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) the annual report on Form 10-KSB of Y-Tel International, Inc.
                 for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Y-Tel International, Inc.

Dated: April 14, 2005

                                              /s/ Steve Lipman
                                              ----------------------
                                              Steve Lipman
                                              Chief Executive Officer
                                              (Principal Executive Officer)

                                              /s/ John T. Conroy
                                              ----------------------
                                              John T. Conroy
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)






A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Y-Tel International, Inc. and will be retained by Y-Tel International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.









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